UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2014

Cynosure, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51623	04-3125110
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

5 Carlisle Road, Westford, MA	01886
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 256-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 8, 2014, Cynosure, Inc. (“Cynosure”) filed with the Securities and Exchange Commission a Current Report on Form 8-K ( the “Original Form 8-K”) in connection with the consummation on September 5, 2014 of Cynosure’s acquisition of substantially all of the assets of Ellman International, Inc. (“Ellman”). This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain financial statements of Ellman and to present certain unaudited pro forma financial information in connection with Cynosure’s acquisition of substantially all of the assets of Ellman, which financial statements and unaudited pro forma financial information are filed as exhibits hereto. These financial statements and pro forma financial information were intentionally omitted from the Original Form 8-K because Cynosure did not have all necessary information to file such information on the initial filing date.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The Independent Auditors’ Report, the audited consolidated balance sheets of Ellman as of December 31, 2013 and 2012, the audited consolidated statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2013, 2012 and 2011, and the notes to consolidated financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The consolidated balance sheets of Ellman as of June 30, 2014 (unaudited) and December 31, 2013 (audited), the unaudited consolidated statements of operations and cash flows for the six months ended June 30, 2014 and 2013, and the notes to consolidated financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma combined balance sheet as of June 30, 2014 as if Cynosure’s acquisition of substantially all of the assets of Ellman occurred on June 30, 2014, and the unaudited pro forma combined statements of operations for the six months ended June 30, 2014 and the year ended December 31, 2013 as if Cynosure’s acquisition of substantially all of the assets of Ellman occurred on January 1, 2013, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits

See the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cynosure, Inc.

Date: November 7, 2014	By:	/S/ Timothy W. Baker

Timothy W. Baker

President, Chief Financial Officer and Treasurer

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Independent Auditors’ Report, audited consolidated balance sheets of Ellman as of December 31, 2013 and 2012, the audited consolidated statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2013, 2012 and 2011, and the notes to consolidated financial statements.

99.2	Consolidated balance sheets of Ellman as of June 30, 2014 (unaudited) and December 31, 2013 (audited), the unaudited consolidated statements of operations and cash flows for the six months ended June 30, 2014 and 2013, and the notes to consolidated financial statements.

99.3	Unaudited pro forma combined balance sheet as of June 30, 2014 as if Cynosure’s acquisition of substantially all of the assets of Ellman occurred on June 30, 2014, and the unaudited pro forma combined statements of operations for the six months ended June 30, 2014 and the year ended December 31, 2013 as if Cynosure’s acquisition of substantially all of the assets of Ellman occurred on January 1, 2013.